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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Real Estate Shares

As independent public accountants, we hereby consent to the use of our report on Pioneer Real Estate Shares dated February 15, 2002 (and to all references to our firm) included in or made a part of Pioneer Real Estate Shares' Post-Effective Amendment No. 19 and Amendment No. 20 to Registration Statement File Nos. 33-65822 and 811-07379, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
April 30, 2002